SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


          ------------------------------------------------------------



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       -------------------------------------------------------------------


       Date of Report (Date of earliest event reported): November 21, 2000








                        CNL HOSPITALITY PROPERTIES, INC.
               (Exact Name of Registrant as Specified in Charter)



            Florida                      0-24097               59-3396369
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                   Identification No.)


          450 South Orange Avenue                      32801
             Orlando, Florida                        (Zip Code)
 (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 650-1000

Item 2.       Acquisition or Disposition of Assets.

         Little Lake Bryan Properties. On November 21, 2000, the Company acquired two hotel Properties. The Properties are a Courtyard by Marriott and a Fairfield Inn by Marriott, both located in Orlando, Florida, in the community of Little Lake Bryan (the "Courtyard Little Lake Bryan Property" and the "Fairfield Inn Little Lake Bryan Property") (collectively, the "Little Lake Bryan Properties").

         The Company acquired the Little Lake Bryan Properties for an aggregate purchase price of $66,877,680 from Marriott International, Inc. In connection with the purchase of the two Properties, the Company, as lessor, entered into two separate, long-term lease agreements with the same unaffiliated lessee. The general terms of the lease agreements are described in the section of the Prospectus entitled " -- Description of Property Leases." The principal features of the lease are as follows:

o        The initial term of each lease is approximately 15 years.

o At the end of the initial term of each lease, the tenant will have two consecutive renewal options of ten years each.

o The leases require minimum rent payments of $3,631,950 per year for the Courtyard Little Lake Bryan Property and $3,123,750 per year for the Fairfield Inn Little Lake Bryan Property.

o In addition to minimum rent, for each lease year after the second lease year, each lease requires percentage rent equal to seven percent of room revenues in excess of room revenues for the second lease year.

o A security deposit equal to $1,103,695 for the Courtyard Little Lake Bryan Property and $954,079 for the Fairfield Inn Little Lake Bryan Property has been retained by the Company as security for the tenant's obligations under the leases.

o The tenant of the Courtyard Little Lake Bryan and Fairfield Inn Little Lake Bryan Properties has established an FF&E Reserve. Deposits to the FF&E Reserve for the Courtyard Little Lake Bryan Property are made every four weeks as follows: 3% of gross receipts for the first lease year; 4% of gross receipts for the second lease year; and 5% of gross receipts every lease year thereafter. Deposits to the FF&E Reserve for the Fairfield Inn Little Lake Bryan Property are made every four weeks as follows: 4% of gross receipts for the first lease year and 5% of gross receipts every lease year thereafter. Funds in the FF&E Reserve and all property purchased with funds from the FF&E Reserve shall be paid, granted and assigned to the Company as additional rent.

o Marriott International, Inc. has guaranteed the tenant's obligation to pay minimum rent under each lease. The guarantee terminates on the earlier of the end of the third lease year or at such time as the net operating income from the applicable Property exceeds minimum rent due under the lease by 25% for any trailing 12-month period. The aggregate maximum amount of the guarantee is $6,755,700. Upon acquisition of the SpringHill Suites(R)by Marriott(R)in Orlando, Florida (the "SpringHill Suites Little Lake Bryan Property"), as described in "-- Pending Investments," the maximum amount of the guarantee will increase to $10,433,632 and the guarantee will also cover minimum rent payments for the pending investment listed above. From such time, net operating income from the Little Lake Bryan Properties will be pooled with the SpringHill Suites Little Lake Bryan Property in determining whether the three Properties' aggregate net operating income exceeds the aggregate minimum rent due under the leases by 25%.

o In addition, the leases for the Little Lake Bryan Properties will contain cross-default terms with respect to the leases for the Pooled Properties, meaning that if the tenant to any of the Little Lake Bryan Properties or the Pooled Properties defaults on its obligations under its lease, the Company will have the ability to pursue its remedies under the leases with respect to the Little Lake Bryan Properties and the Pooled Properties, regardless of whether the tenant of any such Property is in default under its lease.

         The federal income tax basis of the depreciable portion of the Courtyard Little Lake Bryan Property and the Fairfield Inn Little Lake Bryan Property is approximately $30.5 million and $26.4 million, respectively.

         The Courtyard Little Lake Bryan Property, which opened in October 2000, has 312 guest rooms, 3,500 square feet of meeting space, four executive board rooms, a poolside bar and grill, a breakfast cafe, a fitness center, an indoor/outdoor whirlpool and a beach entry indoor/outdoor swimming pool. The Fairfield Inn Little Lake Bryan Property, which also opened in October 2000, has 388 guest rooms, a poolside bar and grill, a fitness center, a whirlpool and an outdoor swimming pool. The hotel Properties are located close to SeaWorld(R) Orlando. Central Florida is home to eight theme parks and the Orange County Convention Center is one of the largest convention centers in the country. Other lodging facilities located in proximity to the Courtyard Little Lake Bryan and Fairfield Inn Little Lake Bryan Properties include a DoubleTree Guest Suites, a Holiday Inn, a Homewood Suites and a Sheraton World Resort. The average occupancy rate, the average daily room rate and the revenue per available room for the periods the hotels have been operational are as follows:

                       Courtyard Little Lake Bryan Property                 Fairfield Inn Little Lake Bryan Property
                ---------------------------------------------------    ---------------------------------------------------
                  Average           Average            Revenue           Average           Average            Revenue
                 Occupancy         Daily Room       per Available       Occupancy         Daily Room       per Available
   Year             Rate              Rate              Room               Rate              Rate               Room
------------    -------------    ---------------   ----------------    -------------    ---------------    ---------------
  *2000           69.00%            $91.07             $62.81            59.30%            $70.41               $41.75


*        Data for 2000  represents the period October 16, 2000 through  November
         24, 2000.

         The Company believes that the results achieved by the Properties, as shown in the table above, may or may not be indicative of their long-term operating potential, as the Properties opened in October 2000.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (b)       Pro forma financial information.

                      See Index to Pro Forma Financial Statements on page 3.

                          INDEX TO FINANCIAL STATEMENTS



                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
                                                                          Page

Pro Forma Consolidated Financial Information (unaudited):

    Pro Forma Consolidated Balance Sheet as of September 30, 2000         5

    Pro Forma Consolidated Statement of Earnings for the nine months
        ended September 30, 2000                                          6

    Pro Forma Consolidated Statement of Earnings for the year ended
        December 31, 1999                                                 7

    Notes to Pro Forma Consolidated Financial Statements for the
        nine months ended September 30, 2000 and the year ended
        December 31, 1999                                                 8

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION



         The following Unaudited Pro Forma Consolidated Balance Sheet of CNL Hospitality Properties, Inc. and subsidiaries (the "Company") gives effect to
(i) the receipt of an initial capital contribution of $200,000 from the Advisor, $443,001,390 in gross offering proceeds from the sale of 44,300,139 shares of common stock for the period from inception through September 30, 2000, and the application of such funds to purchase 14 properties, to acquire an 89 percent interest in a limited liability company which owns one property, to invest in an unconsolidated subsidiary which owned seven properties as of September 30, 2000, to place deposits on one additional property, to redeem 140,450 shares of common stock pursuant to the Company's redemption plan, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, (ii) the receipt of $28,743,032 in gross offering proceeds from the sale of 2,874,303 additional shares for the period October 1, 2000 through November 21, 2000, (iii) the application of such funds to (a) pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes, (b) to acquire certain shares of 8% Class A Cumulative Preferred Stock and common stock of CNL Hotel Investors, Inc. and (c) the purchase of three additional properties, as reflected in the pro forma adjustments described in the related notes. The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2000, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above as if they had occurred on September 30, 2000.

         The Unaudited Pro Forma Consolidated Statements of Earnings for the nine months ended September 30, 2000 and for the year ended December 31, 1999, includes the historical operating results of the properties described in (i) and
(iii) above from the date of their acquisitions plus operating results from (A) the later of (1) the date the property became operational or (2) January 1, 1999, to (B) the earlier of (1) the date the property was acquired by the Company or (2) the end of the pro forma period presented.

         This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company's financial results or conditions in the future.

                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000


                                                    CNL Hospitality         CNL Hotel
                                                    Properties, Inc.     Investors, Inc.
                                                    and Subsidiaries       Historical           Pro Forma
                        ASSETS                         Historical              (c)             Adjustments               Pro Forma
                                                    -----------------    ----------------     ---------------          ------------


Land, buildings and equipment on operating leases     $ 278,813,679        $ 161,600,822        $92,768,704  (b)(c)    $533,183,205
Investment in unconsolidated subsidiary                  37,202,729                   --        (37,202,729 )(c)                 --
Cash and cash equivalents                                76,838,139            7,566,423        (67,154,933 )(a)(c)      17,249,629
Restricted cash                                           1,062,752              878,814                 --               1,941,566
Certificate of deposit                                    5,000,000                   --                 --               5,000,000
Dividend receivable                                       1,150,602                   --         (1,150,602 )(c)                 --
Receivables                                                 482,452               84,748                 --                 567,200
Prepaid expenses                                            691,500               38,390                 --                 729,890
Loan costs                                                  124,527              663,188                 --                 787,715
Accrued rental income                                       149,643              400,553                 --                 550,196
Other assets                                              6,969,135                   --         (2,609,160 )(a)(b)       4,359,975
                                                    ---------------    -----------------   ----------------         ---------------

                                                      $ 408,485,158        $ 171,232,938      $ (15,348,720 )          $564,369,376
                                                    ---------------    -----------------   ----------------         ---------------
                                                    ---------------    -----------------   ---------------=         ---------------
        LIABILITIES AND STOCKHOLDERS' EQUITY

Note payable                                             9,684,609           87,224,210                  --              96,908,819
Accounts payable and accrued expenses                    1,006,098              684,356                  --               1,690,454
Distribution payable                                     5,372,782            2,364,472          (1,150,602 )(c)          6,586,652
Due to related parties                                   1,281,404              356,860                  --               1,638,264
Security deposits                                       11,810,719                   --           2,476,236  (b)         14,286,955
Rents paid in advance                                      410,274              450,034                  --                 860,308
                                                    --------------     ----------------   -----------------         ---------------
       Total liabilities                                29,565,886           91,079,932           1,325,634             121,971,452

Minority Interest                                               --                   --          37,035,063              37,035,063
                                                    --------------     ----------------   -----------------         ---------------

Redeemable Preferred Stock:
    Class A 8%: 50,886 share authorized; 48,337
       issued and outstanding                                   --           47,802,692         (47,802,692 )(c)                 --
    Class B 9.76%: 39,982 share authorized;
       37,979 issued and outstanding                            --           37,559,172         (37,559,172 )(c)                 --
                                                    --------------     ----------------   -----------------         ---------------
                                                                --           85,361,864         (85,361,864 )                    --
                                                    --------------     ----------------   -----------------         ---------------

Stockholders' equity:
    Preferred stock, without par value.
       Authorized and unissued 3,000,000 shares                --                    1                  (1 )(c)                 --
    Excess shares, $.01 par value per share.
       Authorized and unissued 63,000,000 shares               --                   --                  --                      --
    Common stock, $.01 par value per share.
       150,000,000 authorized shares; issued and
       outstanding 47,053,547 shares, as adjusted          441,792                  948              27,795  (a)(c)         470,535
    Capital in excess of par value                     390,263,511               99,999          26,314,847  (a)(c)     416,678,357
    Accumulated distributions in excess of
       net earnings                                     (9,096,245 )         (5,309,806 )         5,309,806  (a)(c)      (9,096,245)
    Minority interest distributions in excess of
       contributions and accumulated earnings           (2,689,786 )                 --                  --              (2,689,786)
                                                   ---------------     ----------------   -----------------         ---------------
          Total stockholders' equity                   378,919,272           (5,208,858 )        31,652,447             405,362,861
                                                   ---------------     ----------------   -----------------         ---------------
                                                     $ 408,485,158        $ 171,232,938       $ (15,348,720 )          $564,369,376
                                                   ---------------    -----------------   -----------------         ---------------
                                                   ---------------    -----------------   ----------------=         ---------------


                  See accompanying notes to unaudited pro forma
                       consolidated financial statements.

                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000


                                            CNL Hospitality       CNL Hotel
                                              Properties,        Investors,
                                               Inc. and             Inc.
                                             Subsidiaries        Historical           Pro Forma
                                              Historical             (c)             Adjustments             Pro Forma
                                            ----------------    --------------      ---------------         -------------

Revenues:
    Rental income from operating leases        $ 11,816,801         $13,231,100         $ 6,946,972  (1)     $ 31,994,873
    FF&E reserve income                             901,771             693,224             559,857  (2)        2,154,852
    Dividend income                               2,780,566                   0          (2,780,566 )(7)                0
    Interest and other income                     5,312,997             432,574          (2,409,478 )(3)        3,336,093
                                             ---------------    ----------------    ----------------        --------------
                                                 20,812,135          14,356,898           2,316,785            37,485,818
                                             ---------------    ----------------    ----------------        --------------

Expenses:
    Interest and loan cost amortization              26,155           5,017,193                  --             5,043,348
    General operating and administrative          1,079,101             628,085                  --             1,707,186
    Professional services                           117,263                  --                  --               117,263
    Asset management fees to
       related party                              1,003,416             126,134             420,986  (4)        1,550,536
    Depreciation and amortization                 3,956,498           3,648,654           2,397,626            10,002,778
                                                                                                    (5)(7)
                                             ---------------    ----------------    ----------------        --------------
                                                  6,182,433           9,420,066           2,818,612            18,421,111
                                             ---------------    ----------------    ----------------        --------------

Earnings Before Equity in Loss of
    Unconsolidated Subsidiary After
    Deduction of Preferred Stock
    Dividends and Minority Interest              14,629,702           4,936,832            (501,827 )          19,064,707

Equity in Loss of Unconsolidated
    Subsidiary After Deduction of
    Preferred Stock Dividends                      (386,627 )                --             386,627  (7)               --

Minority Interest                                  (403,427 )                --          (2,312,412 )(7)       (2,715,839 )
                                             ---------------    ----------------    ----------------        --------------

Net Earnings                                   $ 13,839,648         $ 4,936,832       $  (2,427,612 )        $ 16,348,868
                                             ===============    ================    ================        ==============

Earnings Per Share of Common Stock (6):
    Basic                                         $    0.38                                                  $       0.42
                                             ===============                                                ==============
    Diluted                                       $    0.37                                                  $       0.42
                                             ===============                                                ==============

Weighted Average Number of Shares of
    Common Stock Outstanding (6):
       Basic                                     36,178,713                                                    38,809,195
                                             ===============                                                ==============
      Diluted                                    43,767,651                                                    38,809,195
                                             ===============                                                ==============



                  See accompanying notes to unaudited pro forma
                       consolidated financial statements.

                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                          YEAR ENDED DECEMBER 31, 1999

                                                    CNL
                                                Hospitality         CNL Hotel
                                                Properties,        Investors,
                                                 Inc. and             Inc.
                                               subsidiaries        Historical          Pro Forma
                                                Historical             (c)            Adjustments            Pro Forma
                                               --------------     --------------    ----------------       --------------

Revenues:
    Rental income from
       operating leases                           $3,910,639        $ 12,452,195       $  5,313,646  (1)     $ 21,676,480
    FF&E reserve income                              320,356             343,264            430,181  (2)        1,093,801
    Dividend income                                2,753,506                  --         (2,753,506 )(7)                0
    Interest and other income                      3,693,004             230,519         (1,929,878 )(3)        1,993,645
                                               --------------    ----------------   ----------------        --------------
                                                  10,677,505          13,025,978          1,060,443            24,763,926
                                               --------------    ----------------   ----------------        --------------

Expenses:
    Interest and loan cost amortization              248,094           4,785,818                 --             5,033,912
    General operating and
       administrative                                626,649             563,826                 --             1,190,475
    Professional services                             69,318                  --                 --                69,318
    Asset management fees to
       related party                                 106,788             113,757            322,007  (4)          542,552
    Depreciation and amortization                  1,267,868           3,457,641          1,802,747 (5)(7)      6,528,256
                                               --------------    ----------------   ----------------        --------------
                                                   2,318,717           8,921,042          2,124,754            13,364,513
                                               --------------    ----------------   ----------------        --------------

Earnings Before Equity in Loss of
    Unconsolidated Subsidiary After
    Deduction of Preferred Stock
    Dividends and Minority Interest                8,358,788           4,104,936         (1,064,311 )          11,399,413

Equity in Loss of Unconsolidated
    Subsidiary After Deduction of
    Preferred Stock Dividends                       (778,466 )                --            778,466  (7)               --

Minority Interest                                    (64,334 )                --         (1,922,752 )(7)       (1,987,086 )
                                               --------------    ----------------   ----------------        --------------

Net Earnings                                      $7,515,988         $ 4,104,936       $ (2,208,597 )         $ 9,412,327
                                               ==============    ================   ================        ==============

Earnings Per Share of Common Stock (6):
    Basic                                           $   0.47                                                  $      0.59
                                               ==============                                               ==============
    Diluted                                         $   0.45                                                  $      0.59
                                               ==============                                               ==============

Weighted Average Number of Shares of
    Common Stock Outstanding (6):
       Basic                                      15,890,212                                                   15,890,212
                                               ==============                                               ==============
       Diluted                                    21,437,859                                                   15,890,212
                                               ==============                                               ==============



                  See accompanying notes to unaudited pro forma
                       consolidated financial statements.

                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 AND
                        THE YEAR ENDED DECEMBER 31, 1999


Unaudited Pro Forma Consolidated Balance Sheet:

(a) Represents gross proceeds of $28,743,032 from the sale of 2,874,303 shares during the period October 1, 2000 through November 21, 2000, used (i) to pay acquisition fees and costs of $1,293,436 ($96,112 of which was accrued at September 30, 2000), and to pay selling commissions and offering expenses of $2,200,443 which have been netted against stockholders' equity (a total of $1,084,661 of which was accrued as of September 30, 2000), leaving $25,249,153 for investments.

(b) Represents the use of $78,806,085 of cash and cash equivalents to purchase seven properties for $85,185,054 (which includes closing costs of $804,777 and acquisition fees and costs of $3,902,597, which had been recorded as other assets as of September 30, 2000), net of $2,476,236 received from the lessees for security deposits.

                                                                              Acquisition
                                                                            Fees and Costs
                                                                              And Closing
                                                    Asset Value or          Costs Allocated
                                                    Purchase Price           To Investment           Total
                                                 ---------------------     ------------------    --------------

         TownePlace Suites in Newark, CA                 $ 13,600,000           $  227,928       $ 13,827,928
         Courtyard Little Lake Bryan, FL                   35,870,100            2,394,351         38,264,451
         Fairfield Inn Little Lake Bryan, FL               31,007,580            2,085,095         33,092,675
                                                  --------------------    -----------------    ---------------

                                                         $ 80,477,680          $ 4,707,374        $85,185,054
                                                  ====================    =================    ===============


(c) In October 2000, Five Arrows, the Company and Hotel Investors entered into an agreement with the following terms:

         o Hotel Investors agreed to redeem 2,104 shares of both Class A Preferred Stock and common stock of Hotel Investors held by Five Arrows for $2,104,000;
         o Hotel Investors agreed to redeem 1,653 shares of both Class B Preferred Stock and common stock of Hotel Investors held by the Company for $1,653,000;
         o The Company purchased 7,563 shares of both the Class A Preferred Stock and common stock of Hotel Investors from Five Arrows for $11,395,000;
         o The Company repurchased 65,285 shares of the Company's common stock owned by Five Arrows for $620,207; o The remaining Class A Preferred Stock owned by Five Arrows (38,670 shares) and the Company (7,563 shares) were exchanged for an equivalent number of shares of Class E Preferred Stock par value $0.01 ("Class E Preferred Stock") of Hotel Investors;
         o Five Arrows granted the following options (1) on or before January 31, 2001, the Company has the option to purchase 7,250 shares of both Class E Preferred Stock and an equal number of shares of common stock of Hotel Investors held by Five Arrows for $1,000 per pair of Class E Preferred Stock and common stock of Hotel Investors, and (2) provided that the Company purchased all of the shares under the first option, the Company will have the option, until June 30, 2001, to purchase 7,251 shares of both Class E Preferred Stock and an equal number of shares of common stock of Hotel Investors for $1,000 for each pair. If the Company elects not to purchase the remaining shares under the first and/or second options, Five Arrows will have the right, at certain defined dates, to exchange its shares in Hotel Investors for common stock of the Company at an exchange rate of 157.000609 shares of the Company's common stock for each share of Class E Preferred Stock, subject to adjustment in the event of stock dividends, stock splits and certain other corporate actions by the Company;

                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 AND
                        THE YEAR ENDED DECEMBER 31, 1999


Unaudited Pro Forma Consolidated Balance Sheet - Continued:

         o The Company has agreed to pay Five Arrows a fee for agreeing to defer the conversion of its Class A Preferred Stock (prior to its conversion to Class E Preferred Stock) to common stock of the Company. These payments are equivalent to the difference between any distributions received by Five Arrows from Hotel Investors and the distributions that Five Arrows would have received from the Company if Five Arrows had converted its Class A Preferred Stock into the Company's common stock on June 30, 2000;
         o Five Arrows has agreed to forfeit its priority cash distributions from Hotel Investors; and
         o Cash available for distributions of Hotel Investors is distributed to 100 CNL Holdings, Inc. and affiliates' associates who each own one share of Class C Preferred Stock in Hotel Investors, to provide a quarterly, cumulative, compounded 8% return. All remaining cash available for distributions is distributed pro rata with respect to the interest in the common shares of Hotel Investors.

              Upon consummation of this transaction, the Company owned an interest of approximately 53% and Five Arrows owns approximately 47% of Hotel Investors.

         As  of  December  31,  1999,   Hotel   Investors  owned  the  following
properties:

                                                              Date Placed
                                                               in Service
                                                             by  the Company
                                                           ------------------

               Residence Inn in Las Vegas, NV              February 25, 1999
               Residence Inn in Plano, TX                  February 25, 1999
               Marriott Suites in Dallas, TX               February 25, 1999
               Courtyard in Plano, TX                      February 25, 1999
               Residence Inn in Phoenix, AZ                    June 16, 1999
               Courtyard in Scottsdale, AZ                     June 16, 1999
               Courtyard in Seattle, WA                        June 16, 1999

Unaudited Pro Forma Consolidated Statements of Earnings:

(1) Represents adjustment to rental income from operating leases for the properties acquired by the Company as of November 21, 2000 (the "Pro Forma Properties") for the period commencing (A) the later of (i) the date the Pro Forma Property became operational by the previous owner or
         (ii) January 1, 1999, to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. The following presents the actual date the Pro Forma Properties were acquired or placed in service by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statements of Earnings.

                                                                         Date Pro Forma
                                                    Date Placed         Property became
                                                    in Service          Operational as
                                                  by  the Company        Rental Property
                                                ------------------     ------------------
      Residence Inn in Mira Mesa, CA             December 10, 1999      September 20, 1999
      Courtyard in Philadelphia, PA              November 20, 1999       November 20, 1999
      Wyndham in Billerica, MA                        June 1, 2000            May 15, 1999
      Wyndham in Denver, CO                           June 1, 2000       November 15, 1999
      Residence Inn in Palm Desert, CA               June 16, 2000       February 19, 1999
      Courtyard in Palm Desert, CA                   June 16, 2000       September 1, 1999
      Residence Inn in Merrifield ,VA                July 28, 2000           June 24, 2000
      SpringHill Suites in Gaithersburg, MD          July 28, 2000           June 30, 2000
      Courtyard in Alpharetta, GA                  August 22, 2000         January 7, 2000


                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 AND
                        THE YEAR ENDED DECEMBER 31, 1999


Unaudited Pro Forma Consolidated Statements of Earnings - Continued:

                                                                            Date Pro Forma
                                                     Date Placed          Property became
                                                      in Service           Operational as
                                                    by  the Company         Rental Property
                                                  ------------------      ------------------
         Residence Inn in Salt Lake City, UT       August 22, 2000          August 11, 1999
         TownePlace Suites in Tewksbury, MA        August 22, 2000            July 15, 1999
         TownePlace Suites in Mt. Laurel, NJ       August 22, 2000        November 22, 1999
         TownePlace Suites in Scarborough, ME      August 22, 2000            June 25, 1999
         TownePlace Suites in Newark, CA          November 3, 2000        September 1, 2000
         Courtyard in Orlando, FL                 November 21, 2000        October 16, 2000
         Fairfield Inn in Orlando, FL             November 21, 2000        October 16, 2000


         Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during 1999 and the nine months ended September 30, 2000 that the Company held the properties, no pro forma adjustment was made for percentage rental income for the year ended December 31, 1999 and the nine months ended September 30, 2000.

(2) Represents reserve funds which will be used for the replacement and renewal of furniture, fixtures and equipment relating to the Pro Forma Properties (the "FF&E Reserve"). The funds in the FF&E Reserve and all property purchased with funds from the FF&E Reserve will be paid, granted and assigned to the Company as additional rent. In connection therewith, FF&E reserve income was earned at approximately three percent of estimated annual gross revenues per Pro Forma Property.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) the later of (i) the dates the Pro Forma Properties became operational by the previous owners or (ii) January 1, 1999, through (B) the earlier of (i) the actual date the Pro Forma Properties were acquired or (ii) the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income from interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the year ended December 31, 1999 and the nine months ended September 30, 2000.

(4) Represents increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) the later of (i) the date the Pro Forma Properties became operational by the previous owners or (ii) January 1, 1999, through (B) the earlier of (i) the date the Pro Forma Properties were acquired or (ii) the end of the pro forma period presented, as described in Notes (1) above. Asset management fees are equal to 0.60% per year of the Company's Real Estate Asset Value, as defined in the Company's prospectus.

(5) Represents incremental increase in depreciation expense of the building and the furniture, fixture and equipment ("FF&E") portions of the Pro Forma Properties accounted for as operating leases using the straight-line method. The buildings and FF&E are depreciated over useful lives of 40 and seven years, respectively.

(6) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the year ended December 31, 1999 and the nine months ended September 30, 2000.

(7) Represents certain elimination adjustments and pro forma adjustments due to the consolidation of CNL Hotel Investors, Inc., consistent with Note (c) above.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                      CNL HOSPITALITY PROPERTIES, INC.


Dated:  December 1, 2000              By:       /s/ Robert A. Bourne
                                                -------------------------------
                                                ROBERT A. BOURNE, President